UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2015, American International Group, Inc. (the “Company”) issued a press release reporting its results for the three- and nine-month periods ended September 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 8 — Other Events

Item 8.01. Other Events.

On November 2, 2015, the Company issued a press release announcing that its Board of Directors has declared a cash dividend on its common stock, par value $2.50 per share, of $0.28 per share. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.1	Press release of American International Group, Inc. dated November 2, 2015.

	Exhibit 99.2	Press release of American International Group, Inc. dated November 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: November 2, 2015	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III Title: Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of American International Group, Inc. dated November 2, 2015.

Exhibit 99.2	Press release of American International Group, Inc. dated November 2, 2015.